Spectrum Pharmaceuticals Rajesh C. Shrotriya, MD Chairman and Chief Executive Officer Investor Presentation January 2017

Safe Harbor Statement This presentation contains forward-looking statements regarding future events and the future performance of Spectrum Pharmaceuticals that involve risks and uncertainties that could cause actual results to differ materially. These statements are based on management’s current beliefs and expectations. These statements include but are not limited to statements that relate to our business and its future, our strategy, the success of our drug candidates, the safety and efficacy of our drug products, product approvals, market potential, product sales, revenue, development, regulatory and approval timelines, product launches, product acquisitions, capital resources and any statements that relate to the intent, belief, plans or expectations of Spectrum or its management, or that are not a statement of historical fact. Risks that could cause actual results to differ include the possibility that our existing and new drug candidates may not prove safe or effective, the possibility that our existing and new drug candidates may not receive approval from the FDA and other regulatory agencies in a timely manner or at all, the possibility that our existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that price and other competitive pressures may make the marketing and sale of our drugs not commercially feasible, the possibility that our efforts to acquire or in-license and develop additional drug candidates may fail, our lack of sustained revenue history, our limited experience in establishing strategic alliances, our limited marketing experience, our customer concentration, the possibility for fluctuations in customer orders, evolving market dynamics, our dependence on third parties for clinical trials, manufacturing, distribution, information and quality control and other risks that are described in further detail in the Company's reports filed with the Securities and Exchange Commission. We do not plan to update any such forward- looking statements and expressly disclaim any duty to update the information contained in this presentation except as required by law. 2

Poziotinib A promising Phase 2 pan-HER inhibitor 3 ROLONTIS TM Late-stage drug targeting blockbuster market QAPZOLA TM Late-stage drug targeting unmet need in bladder cancer Spectrum Advancing Three Strong Oncology Focused Drugs

4 ROLONTIS TM (SPI-2012, eflapegrastim) Chemotherapy-Induced Neutropenia 460,398 Patients1 POZIOTINIB Breast Cancer 252,710 Patients2 QAPZOLA TM Bladder Cancer 76,960 Patients 3 587,426 People living with Bladder Cancer3 A Transformative Pipeline Targeting Large Markets 1 Spectrum Physician Market research and https://www.ncbi.nlm.nih.gov/, estimated new patients in 2019. 2 American Cancer Society. Breast cancer detail guide. www.cancer.org/cancer/breastcancer/detailedguide/breast-cancer-pdf2 Estimated new patients in 2017 3 https://seer.cancer.gov/statfacts/html/urinb.html

ROLONTISTM (eflapegrastim): A Long-Acting Granulocyte-Colony Stimulating Factor (G-CSF) 5 • Phase 3

GCSF Analog Fc FcRn Flexible PEG Linker LAPS Carrier FcRn Bone Marrow Epithelial Layer A Novel Drug Being Studied for the Treatment of Neutropenia 6

0 5 10 15 20 25 30 35 40 0 5 10 15 20 A N C (1 0 9 /L ) Days ROLONTIS - 270 μg/kg ROLONTIS - 45 μg/kg ROLONTIS - 135 μg/kg pegfilgrastim - 6 mg Study Drug Chemo Therapy 7 ROLONTIS Phase 2 Efficacy Median Absolute Neutrophil Count (ANC) Over Time in Cycle 1

 Phase 2 met primary endpoint of mean duration of severe neutropenia during cycle one in patients with breast cancer  Non-inferiority achieved for ROLONTIS 135 µg/kg and 270 µg/kg arms  Superiority achieved for ROLONTIS 270 µg/kg over pegfilgrastim ROLONTIS 45 µg/kg (N=39) ROLONTIS 135 µg/kg (N=36) ROLONTIS 270 µg/kg (N=36) Pegfilgrastim 6 mg (N=36) Days of Severe Neutropenia or DSN (Days) in Cycle 1 n 39 36 36 36 Mean 1.03 0.44 0.03 0.31 SD 1.547 1.275 0.167 0.822 Difference with Pegfilgrastim 0.72 0.14 -0.28 N/A Non-inferiority p-value 0.296 0.002 <0.001 N/A Superiority p-value 0.006 0.528 0.023 N/A 8 ROLONTIS Phase 2 Primary Endpoint Days of Severe Neutropenia (DSN) in Cycle 1

Screening Period End of Treatment Visit 30 Days R a ndomi z atio n Treatment Period Four 21-day Cycles Day 1 Day 2 Pegfilgrastim ROLONTIS (eflapegrastim) Docetaxel + Cyclophosphamide ~30 Days after the end of cycle 4  2 Randomized, Non-inferiority studies with duration of severe neutropenia (DSN) as primary endpoint  ADVANCE is conducted under SPA from the FDA  RECOVER to enroll patients primarily from Europe  Pegfilgrastim sales in 2015 were $3.9 billion in US and $.8 billion in ROW 9 ROLONTIS Phase 3 Program: Expected to File BLA in 2018

Poziotinib: A Novel, pan-HER Inhibitor 10 • Breast Cancer Phase 2 • Non-Small Cell Lung Cancer (NSCLC) Phase 1

 Orally available quinazoline compound class  Irreversible tyrosine kinase inhibitor of EGFR family of receptors (pan-HER inhibitor)  Binds covalently to ATP binding site of EGFR family of tyrosine kinases and inhibits tyrosine kinase activity 11 Poziotinib: A Novel, pan-HER Inhibitor

Poziotinib Phase 1 Study Tumor Responses Tumor size reductions in heavily pre-treated patients with diverse tumors (NSCLC/breast/gastric cancers) 12

Clinical Data From pan-HER Inhibitors in Breast Cancer

POZIOTINIB	Neratinib	Lapatinib (Tykerb)
Spectrum/Hanmi Hanmi Aggregate Phase 1: Im S et al. 2015[1] ORR: 60% (10 patients) Prior treatment with: Trastuzumab Lapatinib Pertuzumab* * One patient treated with prior pertuzumab who had PR	Puma Biotechnology Phase 2: Burstein et al. 2010[2] ORR: 24% (63 patients) Prior treatment with: Trastuzumab	Glaxo Phase 2: Burstein et al. 2008[3] ORR: 6% (140 patients) Prior treatment with: Trastuzumab

[1] Im S et al. Poziotinib, an oral, irreversible pan-HER inhibitor, demonstrates promising clinical activity in metastatic HER2-positive breast cancer patients. Poster presented at the December 2015 San Antonio Breast Cancer Symposium

[2] Burstein HJ et al. Neratinib, an irreversible ErbB receptor tyrosine kinase inhibitor, in patients with advanced ErbB2-positive breast cancer. J Clin Oncol. 2010 Mar 10;28(8):1301-7

[3] Burstein HJ et al, A phase II study of lapatinib monotherapy in chemotherapy-refractory HER2-positive and HER2-negative advanced or metastatic breast cancer. Ann Oncol. 2008 Jun;19(6):1068-74

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 Phase 2, Open Label  Indication: HER2-positive, recurrent, metastatic breast cancer who have received at least 2 prior HER2-directed treatment regimens.  Primary objective is to evaluate the Objective Response Rate (ORR) of poziotinib in patients with human epidermal growth factor receptor 2 (HER2)-positive MBC.  Approximately 70 patients 14 Poziotinib Phase 2 Design in Breast Cancer

15 Poziotinib: Promising Activity in Non- Small Cell Lung Cancer (NSCLC)  Lung cancer is by far the leading cause of cancer death among both men and women, estimated 155,870 deaths in 20171  Existing therapies have very limited activity in NSCLC Exon 20 mutations  MD Anderson Cancer Center has screened multiple EGFR inhibitors in preclinical models and has found poziotinib to be a highly potent inhibitor of Exon 20 mutations  Data were presented in December 2016 at the World Conference on Lung Cancer in Vienna  Investigator sponsored trial of poziotinib and EGFR/HER2 Exon 20 insertions scheduled to begin at MD Anderson Cancer Center in first half of 2017 1http://www.cancer.org/cancer/lungcancer-non-smallcell/detailedguide/non-small-cell-lung-cancer-key-statistics

16 Patients with Exon 20 Mutation had Poor Prognosis Median PFS EGFR Ex20 insertion (N=9) 2 months Classical EGFR mut (N=129) 14 months 0 10 20 30 40 50 0 20 40 60 80 100 Time (Months) Pr og re ss io n fre e su rv iv al (% o f p at ie nt s) Classical EGFR mutations (n=129) EGFR exon 20 insertions (n=9) Median PFS (mo) Classical EGFR Mutaions 14 EGFR exon 20 insertions 2 P<0.0001 (Log-rank) P e rcen t S u rviv a l Months Robichaux et. al. World Congress on Lung Cancer 2016

0.001 0.01 0.1 1 10 100 0 25 50 75 100 125 EGFR Exon20 Insertion Mutations log[Inhibitor], µM % V ia bi lit y AZD9291 EGF816 CO-1686 Afatinib Erlotinib Poziotinib 0.001 0.01 0.1 1 10 100 0 25 50 75 100 125 EGFR Exon20 Insertion Mutations log[Inhibitor], µM % V ia b il it y AZD9291 EGF816 CO-1686 Afatinib Erlotinib Poziotinib Average of 6 Ba/F3 EGFR Ex20 Insertion cell lines 0.001 0.01 0.1 1 10 100 0 25 50 75 100 125 EGFR Exon20 Insertion Mutations log[Inhibitor], µM % Viability AZD9291 EGF816 CO-1686 fatinib Erlotinib Poziotinib average IC50: 1.09nM Poziotinib Reactive Group Quinazoline core Terminal Group Osimertinib Terminal Group Benzo-pyrrole (ATP mimetic) Reactive Group EGFR A763insFQEA 0.01 0.1 1 10 100 0 25 50 75 100 125 Erlotinib Gefitinib log[Inhibitor], µM % V i a b i l i t y Robichaux et. al. World Congress on Lung Cancer 2016 17 Poziotinib’s Unique Structure Appears to Overcome Exon 20 Resistance 100X more potent than other EGFR inhibitors

18 Poziotinib Summary  Orally available, Irreversible pan- EGFR/HER inhibitor  Phase 2 Breast Cancer Study ongoing  Investigator sponsored trial of poziotinib and EGFR/HER2 Exon 20 insertions scheduled to begin at MD Anderson Cancer Center in first half of 2017  Hanmi studies in gastric and colorectal continuing

QAPZOLATM (apaziquone) for Intravesical Installation: A potent tumor-activated drug for non- muscle invasive bladder cancer 19

20 NMIBC  Non-muscle invasive bladder cancer remains an unmet medical need with no new drugs approved in the last 25 years  QAPZOLA demonstrated activity in previous studies  Safety profile shows that QAPZOLA is well-tolerated QAPZOLATM Targets Surface Tumors in the Bladder

21 Spectrum is in Discussions with FDA on New Study Design for QAPZOLA  Seeking SPA for proposed Phase 3 study design  New study design incorporates learnings from previous studies  Study Design • Approximately 500 patients with non-muscle-invasive bladder cancer (NMIBC) • Single dose: 8mg • Intravesical installation at 30 – 90 minutes post TURBT • Double blind, placebo controlled Phase 3 study with 2:1 randomization to either QAPZOLA or placebo • Primary endpoint: time to disease recurrence

Currently Marketing 6 Niche Anti-Cancer Drugs Contributing to a Pipeline Targeting Large Markets 22 Proven Track Record to Pave the Path to the Future

23 Spectrum Pharmaceuticals Spectrum Pharmaceuticals is a biotechnology Company focused on acquiring, developing, and commercializing drug products, with a primary focus in Hematology and Oncology.

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Three months ended September 30, 2016 Nine months ended September 30, 2016 2016 2015 2016 2015 (1) GAAP product sales, net & license fees and service revenue $ 33,393 $ 28,627 $ 111,208 $ 112,226 Non GAAP adjustments to product sales, net & license fees and service revenue: — — (6,000) (9,681) Non-GAAP product sales & license and contract revenue $ 33,393 $ 28,627 $ 105,208 $ 102,545 (2) GAAP selling, general and administrative expenses $ 19,465 $ 19,411 $ 69,047 $ 65,297 Non GAAP adjustments to SG&A: Stock-based compensation (2,650) (2,005) (8,209) (7,121) Litigation expenses (1,133) (67) (11,946) 9 Insurance reimbursement under D&O policy — — — 2,111 Depreciation expense (103) (176) (432) (521) Non-GAAP selling, general and administrative $ 15,579 $ 17,163 $ 48,460 $ 59,775 (3) GAAP research and development $ 13,293 $ 9,924 $ 43,037 $ 35,333 Non-GAAP adjustments to R&D: Stock-based compensation (500) (495) (1,545) (1,369) Depreciation expense (3) (9) (9) (15) Other R&D milestone payments — — (2,826) (3,000) Non-GAAP research and development $ 12,790 $ 9,420 $ 38,657 $ 30,949 (4) GAAP net loss $ (17,455) $ (18,724) $ (51,070) $ (46,632) Non-GAAP adjustments to net loss: Adjustments to product sales & license and contract revenue, SG&A, and R&D as noted above 4,389 2,752 18,967 225 Amortization and impairment charges of intangible assets 6,907 6,919 19,052 27,857 Adjustments to other (expense) income 1,358 1,275 5,052 5,509 Adjustments to benefit (provision) for income taxes (464) (78) (635) 37 Non-GAAP net loss $ (5,265) $ (7,856) $ (8,634) $ (13,004) (5) GAAP loss per share (Basic and Diluted) $ (0.22) $ (0.28) $ (0.73) $ (0.71) Non-GAAP loss per share (Basic and Diluted) $ (0.07) $ (0.12) $ (0.12) $ (0.20) Weighted average shares outstanding: Basic and Diluted 79,303,380 65,855,727 70,437,885 65,457,060 25

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SPECTRUM PHARMACEUTICALS, INC. Condensed Consolidated Balance Sheets (In thousands, expect per share and par value amounts) (Unaudited) 27